EXHIBIT 10.5

                      AMENDMENT NUMBER 1 TO PROMISSORY NOTE
                      (TO INCLUDE CONVERTIBLE LOAN TERMS )

                          Dated as of February 10, 2005

      This AMENDMENT NUMBER 1 TO PROMISSORY NOTE (this "Amendment") is entered into by and between NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware (the "Borrower"), and [redacted], the "Investor". The Investor shall be referred to herein as the "Lender". Capitalized terms used herein shall have the meanings ascribed to such terms in Section 8 of this Agreement.

      On November 20, 2003 lender loaned to Borrower $50,000 pursuant to that certain Promissory Note of the same date ("Note") . Payments on the Note were made during 2004 by Borrower to Lender, reducing the amount due (including outstanding interest) to approximately $35,000, which remains unpaid. The parties hereto desire to extend the loan Maturity Date (all capitalized terms have the meanings set forth in the Note) and add to the terms of the Note the option to convert the Note into common stock of NuWay Medical, Inc.

      In consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

      1. Maturity Date. The Maturity Date, as that term is defined in the Note, shall be extended up to and including February 3, 2006.

      2. Interest. The Borrower agrees to pay interest on the unpaid principal amount of the Term Loan from time to time outstanding hereunder at the following rates per year, compounded annually:


                  a.    before   maturity   of  the  Term   Loan,   whether   by
                        acceleration or otherwise, at the rate per annum equal to ten percent (10%).

                  b.    after  the  maturity  of  the  Term  Loan,   whether  by
                        acceleration or otherwise, until paid, at a rate per annum equal to fifteen percent (15%).

                  c. Interest Payment Date. Accrued interest shall be paid in full on the Maturity Date.

                  d. Basis Of Computation. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date the Term Loan is made and excluding the date the Term Loan or any portion thereof is paid or prepaid.

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

      3. Conversion. The Borrower or Lender may, at its option, convert the principal amount of this Note or any portion thereof, and any accrued interest thereon, into 7,000,000 shares of fully paid and non assessable Common Stock of the Issuer ("Conversion Shares"). The right to convert the Note may be exercised by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Borrower or Lender. Each business day on which a Notice of Conversion is telecopied in accordance with the provisions hereof shall be deemed a "Conversion Date". The Borrower will transmit the certificates representing Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Lender via express courier or otherwise within ten Business Days after the Conversion Date, provided the Borrower has received the original Note being so converted from the Lender. The Conversion of this note may require that the Borrower amend its charter to increase the number of common shares authorized and therefore, in such an event, the conversion will not be allowed prior to the Borrower's completion of that process. Borrower shall act promptly to affect such amendments, if necessary.

            a. The number of Conversion Shares shall be adjusted as follows: If the Borrower shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced.

      4. Lender represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")

      5. The Amendment and the Note it amends set for the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written agreements, arrangements, representations or understandings of any kind relating to the subject matter hereof.

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

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                                 BORROWER
                                                 NUWAY MEDICAL, INC.

                                                 /s/
                                                 ------------------------------
                                                 Dennis Calvert, President


                                                 LENDER

                                                 /s/
                                                 ------------------------------
                                                 [redacted]


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